[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Exhibit 10.28
EXECUTION COPY

AMENDED AND RESTATED
RESEARCH AND DEVELOPMENT AGREEMENT
among
DYNAVAX TECHNOLOGIES CORPORATION,
SYMPHONY DYNAMO HOLDINGS LLC,
and
SYMPHONY DYNAMO, INC.

Dated as of April 18, 2006

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Amended and Restated R&D Agreement

i

Schedule 12.1(f) – Material Contracts

Annex A	–	Certain Definitions
Annex B	–	Development Committee Charter
Annex C	–	Initial Development Plan
Annex D	–	Initial Development Budget
Annex E	–	Payment Terms
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Amended and Restated R&D Agreement

ii

AMENDED AND RESTATED
RESEARCH AND DEVELOPMENT AGREEMENT
          This AMENDED AND RESTATED RESEARCH AND DEVELOPMENT AGREEMENT (this “Agreement”) is entered into as of April 18, 2006 (the “Closing Date”), by and among DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation (“Dynavax”), SYMPHONY DYNAMO, INC., a Delaware corporation (“Symphony Dynamo”) (each of Dynavax and Symphony Dynamo being a “Party,” and collectively, the “Parties”), and SYMPHONY DYNAMO HOLDINGS LLC, a Delaware limited liability company (“Holdings”) (which shall be a Party to this Agreement solely with respect to Articles 1, 11 and 14, and Sections 5.2, 5.3, 6.3, 6.4, 6.7 and 7.5). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Annex A attached hereto.
PRELIMINARY STATEMENT
          Dynavax and Holdings have entered into that certain Research and Development Agreement, dated as of April 18, 2006 (the “Research and Development Agreement”). Pursuant to this Agreement, Holdings desires to assign all of its rights and delegate its obligations under the Research and Development Agreement to Symphony Dynamo, and Dynavax and Symphony Dynamo desire to amend and restate the terms and conditions of the Research and Development Agreement.
          In the Novated and Restated Technology License Agreement, Dynavax grants Symphony Dynamo an exclusive license to develop and commercialize certain Products. Symphony Dynamo wishes for Dynavax to continue to develop such Products. Symphony Dynamo and Dynavax desire to establish, and agree on the responsibilities of, a Development Committee to oversee such development. Dynavax and Symphony Dynamo further desire to comply with and perform certain agreements and obligations related thereto.
          The Parties hereto agree as follows:
1.	Assignment. The Parties agree that from and after the Closing Date, all of the rights and obligations of Holdings under the Research and Development Agreement will be assigned and transferred to, and assumed by, Symphony Dynamo.

2.	Overview of Development. The Parties shall develop the Programs in a collaborative and efficient manner, as set forth below.
     (a) Representatives of the Parties shall engage in joint decision-making for the Programs as set forth in Articles 3 and 4. Symphony Dynamo shall have overall responsibility for all matters set forth in the Development Plan (pursuant to Article 7 hereof), and shall engage Dynavax (pursuant to Article 6 hereof), RRD International, LLC (“RRD”) (pursuant to the RRD Services Agreement), and such independent contractors and agents as RRD and Dynavax may retain on Symphony Dynamo’s behalf (which contractors may include entities retained by Dynavax prior to the Closing Date), to act on behalf of Symphony Dynamo and carry out the duties set forth therein and
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Amended and Restated R&D Agreement

herein, including, without limitation, management and accounting functions, pre-clinical and clinical development, scientific and technical services associated with such development, and patent work under the Programs.
     (b) Dynavax hereby acknowledges and agrees to Symphony Dynamo’s engagement of RRD to act on behalf of Symphony Dynamo and to carry out the duties set forth herein and in the RRD Services Agreement. In accordance with this Agreement, the Parties each hereby agree that Dynavax shall have primary responsibility for implementation of the Programs; provided, however, that any implementation responsibility which may be delegated to RRD following the Closing Date shall be executed subject to the oversight of the Symphony Dynamo Board and the Development Committee. Notwithstanding the foregoing, nothing in this Section 2(b) shall limit the rights and responsibilities of the Development Committee as set forth in the Symphony Dynamo Charter and the Development Committee Charter.
     (c) With respect to the Hepatitis B Program, the Hepatitis C Program and the Cancer Program, Dynavax shall be responsible for the execution of all pre-clinical and clinical development, all scientific and technical services associated with such development, and all patent work, including all related matters set forth in the Development Plan for such Programs.
     (d) Nothing in clause (c) shall in any way limit the authority of the Development Committee (as defined below) or the Symphony Dynamo Board hereunder, and the engagements and delegations set forth therein shall be subject to the terms and conditions of this Agreement and the RRD Services Agreement, and the satisfactory performance by RRD and Dynavax of their obligations pursuant hereto and thereto. The allocations of responsibility described in this Article 2 shall remain subject to further modification in accordance with the terms and conditions of this Agreement and the RRD Services Agreement.
3.	Development Committee. The Parties shall establish and maintain a committee (the “Development Committee”) to oversee the development of the Programs (including the continued development and refinement of the Development Plan and the Development Budget). The Development Committee shall be established, operated and governed in accordance with the policies and procedures set forth in Annex B hereto (the “Development Committee Charter”). The Development Committee Charter may be amended only with the unanimous approval of the Development Committee Members and the consent of the Symphony Dynamo Board. In no event shall the Development Committee have the power to amend the terms of any Operative Document.

4.	Development Plan and Development Budget.
     4.1 Generally. The Parties have agreed, as of the Closing Date, to an Initial Development Plan and an Initial Development Budget, which are attached hereto and incorporated herein as Annex C and Annex D, respectively, and which shall be further developed and refined from time to time in accordance herewith. The Initial Development Plan consists (and the Development Plan shall consist) of detailed provisions governing all pre-clinical,
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Amended and Restated R&D Agreement

clinical, scientific, technical, regulatory and patent work to be performed under the Operative Documents. Following the Closing Date, the Development Committee shall, on an ongoing basis, further develop the Development Plan to include, without limitation, (i) an outline of the plan for the development of each Program; (ii) detailed Protocols for each Program; and (iii) outlines of non-clinical activities, key regulatory and quality activities, and CMC activities for each Program. The Initial Development Budget consists (and the Development Budget shall consist) of two (2) components: (x) a budget for the Development Plan (the “Clinical Budget Component”), and (y) a budget for the management and administrative functions of Symphony Dynamo, as set forth in Section 1(a) of the RRD Services Agreement (the “Management Budget Component”). The Clinical Budget Component shall be further divided into separate budgets for each Program, and, following the Closing Date, the Development Committee shall further develop and refine the Clinical Budget Component to include, without limitation, (1) budget spreadsheets summarizing anticipated costs of engaging third party service providers for each Protocol and the scope of Protocol-related work to be performed by such third parties; and (2) the number of full-time equivalents (“FTEs”) to be dedicated to the Programs (by function and work responsibilities, on a Program-by-Program basis). All presently anticipated or actual expenditures of Symphony Dynamo, [ * ] are included in the Initial Development Budget attached hereto as Annex D, and will continue to be included in any amendments thereof. The Development Committee shall, at the request of the Symphony Dynamo Board, submit the Development Plan and the Development Budget (as each shall have been developed and refined up to such point) to the Symphony Dynamo Board for its review at the first meeting of the Symphony Dynamo Board. Following the Symphony Dynamo Board’s review, the Development Committee shall work diligently to incorporate the comments generated by the Symphony Dynamo Board’s review and complete the Development Plan and the Development Budget as soon as practicable, and, upon completion, submit the Development Plan and the Development Budget to the Symphony Dynamo Board for approval.
  4.2 Amendments.
          (a) All amendments of and, all material deviations from, the Development Plan and Development Budget (including amendments or deviations made at the request of Dynavax or RRD, in accordance with Section 8.3 hereof or Section 2(b) of the RRD Services Agreement, respectively) shall be made in accordance with the procedures described in this Article 4 and in the Development Committee Charter, including obtaining the approval of the Symphony Dynamo Board, as may be required by the Development Committee Charter.
          (b) The Development Committee shall review the Development Plan and Development Budget [ * ] to determine whether any changes are required, and shall comply with all procedures required to amend the Development Plan or Development Budget to implement such changes. Furthermore, following the Closing Date, the Development Committee shall, on an ongoing basis, continue to develop the Development Plan, including, without limitation, as set forth in Section 4.1 and in response to requests, proposals or reports from Dynavax and RRD to the Development Committee.
          (c) A Program may only be discontinued in the event that either (i) the Parties mutually agree to discontinue such Program based on (A) a Medical Discontinuation Event, or (B) scientific evidence (regardless of whether such evidence is generated by a Party or a third
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Amended and Restated R&D Agreement

party) that [ * ] (a “Scientific Discontinuation Event”) that arises in the course of developing such Program; or (ii) the Symphony Dynamo Board, by (x) [ * ], or (y) [ * ], resolves to discontinue such Program. The Development Committee shall promptly thereafter amend the Development Plan to reflect such discontinuation and amend the Development Budget to reallocate to any or all of the remaining Programs the funds previously allocated to the discontinued Program (with any funds not then allocated to be held for reallocation by the Development Committee).
          (d) The Development Plan shall never be amended in any manner that would require Dynavax or Symphony Dynamo (or any Person acting on behalf of Dynavax or Symphony Dynamo (including RRD and its RRD Personnel)) to perform any assignments or tasks in a manner that would violate any applicable law or regulation. In the event of a change in any applicable law or regulation, the Development Committee shall consider amending the Development Plan to enable Dynavax or Symphony Dynamo (or any Person acting on behalf of Dynavax or Symphony Dynamo (including RRD and its RRD Personnel)), as the case may be, to comply fully with such law or regulation. If such amendment is not approved, the affected Party shall be excused from performing any activity specified herein or in the Development Plan that would violate or result in a violation of any applicable law or regulation.
     4.3 Dynavax Funded Research. Each of Symphony Dynamo and Dynavax hereby agrees that, until the end of the Term, Dynavax, using commercially reasonable methods, may expend its own funds to extend, increase, or otherwise modify, outside the scope of the Development Plan, the trials and development activities run by Dynavax, subject to the approval of the Development Committee (which approval shall not be withheld unless the Development Committee determines in good faith such changes could have a material adverse effect on the development of the relevant Program). Such additional Dynavax supplied funds shall not be included in the calculations used to determine the Discontinuation Price (pursuant to Section 11.3 hereof) or the Purchase Price (pursuant to Section 2(b) of the Purchase Option Agreement). Dynavax agrees that the results of such research and development shall immediately become part of the Licensed Intellectual Property and shall thereafter be subject to the terms of the Operative Documents. Dynavax’s rights pursuant to this Section 4.3 are in addition to, and separate from, its rights pursuant to Section 8.3 hereof.
5.	Regulatory Matters.
     5.1 FDA Sponsor. Notwithstanding any governance provision contained herein or in any Operative Document, the Parties agree that, until the termination or unexercised expiration of the Purchase Option, Dynavax, shall be the FDA Sponsor for the Programs (except any Programs which were the subject of a Discontinuation Option that was not exercised by Dynavax). Dynavax shall have the responsibility and the authority to act as the sponsor and make those decisions and take all actions necessary to assure compliance with all regulatory requirements. Dynavax agrees to be bound by, and perform all obligations set forth in, 21 C.F.R. § 312 related to its role as the FDA sponsor for the Programs (the “FDA Sponsor”). Notwithstanding anything to the contrary in Article 4 or the Development Committee Charter, Dynavax, in its capacity as FDA Sponsor, may discontinue or modify any Program without the approval of the Development Committee or the Symphony Dynamo Board in the event such actions are (a) triggered by an event that is reportable to the FDA; and (b) reasonably necessary
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Amended and Restated R&D Agreement

to avoid the imposition of criminal or civil liability; provided, however, that to the extent commercially reasonable, Dynavax shall (i) pursuant to Section 5.2, advise and consult with the Development Committee prior to taking such action and (ii) forward a copy of all such correspondence to the members of the Symphony Dynamo Board.
     5.2 Correspondence. Each Party hereto acknowledges that Dynavax, in its capacity as FDA Sponsor and acting at the direction of the Development Committee, shall be the Party responding to any regulatory correspondence or inquiry. Each Party shall (a) notify the other Parties promptly of any FDA or other governmental or regulatory inspection or inquiry concerning any study or project under the Programs, including, but not limited to, inspections of investigational sites or laboratories; and (b) forward to the other Parties copies of any correspondence from any regulatory or governmental agency relating to such a study or project, including, but not limited to, Form FD-483 notices and FDA refusal to file, action or warning letters, even if they do not specifically mention the other Parties. Symphony Dynamo shall obtain the written consent of Dynavax, which consent will not be unreasonably withheld, before referring to Dynavax or its Affiliates in any regulatory correspondence, except to the extent that such reference is required by law or simply refers to the existence of this Agreement or any of the other Operative Documents. Furthermore, Dynavax shall be the Party responsible for responding to or handling any FDA or regulatory inspection; provided, that Dynavax shall notify the Development Committee (i) within twenty-four (24) hours of the commencement of a clinical hold for any Protocol, and (ii) concurrently with its submission to the FDA of any IND safety reports for the Programs.
     5.3 Inspections. Each Party agrees that during an inspection by the FDA or other Regulatory Authority concerning any study or project under the Programs, it will not disclose information and materials that are not required to be disclosed to such agency without the prior consent of the other Parties, which consent shall not be unreasonably withheld or delayed. Such information and materials include, but are not limited to, the following: (a) financial data and pricing data (including, but not limited to, the budget and payment schedule); (b) sales data (other than shipment data); and (c) personnel data (other than data as to qualification of technical and professional persons performing functions subject to regulatory requirements).
     5.4 Transfer of FDA Sponsorship.
          (a) On or prior to the thirtieth (30th) day after the unexercised expiration or termination of the Purchase Option, Dynavax shall cease to act as the FDA sponsor for the Programs for which Dynavax has not exercised the Program Option or Discontinuation Option, and Dynavax and Symphony Dynamo shall, at Symphony Dynamo’s expense, take all actions necessary to effect the transfer of (x) the Regulatory Files solely related to such Programs to Symphony Dynamo or its designee in accordance with Section 2.7 of the Novated and Restated Technology License Agreement, and (y) any and all materials necessary for Symphony Dynamo to practice or exploit the license granted to it under the Novated and Restated Technology License Agreement, by such date. In conjunction with such transfer, Dynavax hereby assigns to Symphony Dynamo or its designee, as of the date specified in the first sentence of this Section 5.4(a) all of the material agreements to which Dynavax is a Party and which: (i) are related to such Programs; and (ii) provide Dynavax with goods and services (clinical and manufacturing) from third party suppliers and subcontractors; and (iii) are assignable to Symphony Dynamo or
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its designee. Dynavax shall provide copies of all such contracts to Symphony Dynamo in connection with such transfer. Dynavax shall use commercially reasonable efforts to cause the transfer of any non-assignable material agreements meeting the criteria set forth in (i) and (ii) above, or if such agreements are not assignable, Dynavax shall act as agent of Symphony Dynamo in processing all goods and services under such agreements. Dynavax agrees to take such commercially reasonable actions as Symphony Dynamo may request in furtherance of the foregoing, at the expense of Symphony Dynamo. Such efforts shall not include any obligation for Dynavax to incur any out-of-pocket costs in connection with such transfer.
          (b) Upon the discontinuation of any of the Programs pursuant to Section 4.2(c), Dynavax shall have no further obligations with respect to such Programs under the Operative Documents. If such Programs are transferred or licensed to a third party in accordance with Section 11.3 (such third party, the “Transferee”), then Dynavax shall cooperate with Symphony Dynamo and the Transferee to effect the assignment to the Transferee of the sponsorship to the Regulatory Files with respect to the Program for which Transferee has acquired rights; provided, however, that Dynavax shall not be obligated to take any action pursuant to this Section 5.4(b) for which it will not receive full reimbursement from Symphony Dynamo or another party. The assignment of such Regulatory Files to the Transferee does not include an assignment of any Licensed Intellectual Property.
6.	Dynavax’s Obligations.
     6.1 Generally.
          (a) Dynavax shall have primary responsibility for the implementation of the Programs, and shall specifically be responsible for (i) the execution of all matters set forth in the Development Plan for the Hepatitis B Program, the Hepatitis C Program and the Cancer Program; (ii) except as otherwise expressly agreed, the manufacture of clinical trial materials for the studies set forth in the Development Plan and the quality assurance of the Programs; and (iii) the execution of all other matters set forth in the Development Plan that are delegated to Dynavax by Symphony Dynamo (collectively, the “Dynavax Obligations”).
          (b) Dynavax agrees that it will work diligently, commit the necessary time and use commercially reasonable efforts to discharge the Dynavax Obligations in a good scientific manner and in accordance with the Development Plan, the Development Budget, and the terms of this Agreement. In the event that Dynavax is unable to execute any of the aforementioned development activities which comprise the Dynavax Obligations in accordance with the standard established in the preceding sentence, as determined by the Development Committee, Symphony Dynamo shall discuss with Dynavax the putative failure, and if the Parties are unable to agree on a remediation plan or adjustments to the execution concerns within [ * ] days, then Symphony Dynamo shall notify Dynavax in writing, and shall thereafter have the right to re-assign such development activities in a manner to be determined by the Development Committee, and Dynavax shall transfer and deliver to Symphony Dynamo (or RRD on behalf of Symphony Dynamo) any and all materials, documents, files and other information relating to such development activities; provided, that Dynavax shall be permitted to retain copies of such transferred materials, documents, files and other information relating to such development activities as necessary in order to comply with any requirements of a Governmental Authority.
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     6.2 Subcontracting. All agreements between Dynavax and third parties (including without limitation clinical research organizations and contract manufacturers) for such third parties to perform any Dynavax Obligations (each such third party, a “Dynavax Subcontractor” and each such agreement, a “Subcontracting Agreement”) entered into by Dynavax prior to the Closing Date shall be deemed to be acceptable to the Parties in all material respects. Following the Closing Date, Dynavax shall obtain the approval of the Development Committee prior to entering into any Subcontracting Agreement or amending or terminating any Subcontracting Agreement. The terms of any such Subcontracting Agreements shall be deemed the Confidential Information of Dynavax and be subject to the rights and obligations set forth in the Confidentiality Agreement. Dynavax shall monitor the performance of its Dynavax Subcontractors and shall promptly notify the Development Committee with respect to any Dynavax Subcontractor performance issues that may have a material effect on the Programs. The Development Committee shall have the authority to direct Dynavax to terminate any Subcontracting Agreement pursuant to the terms thereof.
     6.3 Reports. At each Scheduled Meeting of the Development Committee, Dynavax shall, to the extent reasonably required by the Development Committee, provide the Development Committee with a summary of Dynavax’s activities and developments with respect to the Programs for the period following the most recent preceding Scheduled Meeting. Such summary shall include: (i) a copy of each new Protocol for the Programs being drafted by Dynavax; (ii) a copy of each standard clinical study progress report for the Programs received by Dynavax during the preceding month from any of the clinical research organizations engaged by Dynavax pursuant to any Subcontracting Agreements; (iii) updates regarding (A) [ * ], and (B) [ * ]; (iv) a financial report itemizing actual spending under the Development Plan as well as any variation from planned spending; (v) if the portion of the Development Budget related to a particular Program is altered to the extent that available funding for such Program no longer appears to be adequate to complete the Program, an updated budget forecast; and (vi) such other information as the Development Committee may reasonably request.
     6.4 Staffing. Dynavax shall provide such sufficient and competent staff and Personnel (including, without limitation, such employees or agents of, or independent contractors retained by, Dynavax) that have the skill and expertise necessary to perform the Dynavax Obligations. Dynavax shall notify Symphony Dynamo in advance, if practicable, and in any event promptly thereafter, of any change in key personnel involved in the Programs.
     6.5 QA Audit. During the Term, Dynavax will permit Symphony Dynamo’s representatives, such representatives to be identified by Symphony Dynamo in advance and reasonably acceptable to Dynavax, to examine and audit the work performed by Dynavax hereunder and the Dynavax facilities at which such work is conducted to determine that the project assignment is being conducted in accordance with the agreed upon services (“QA Audits”) during regular business hours. Symphony Dynamo shall give Dynavax reasonable advance notice of such QA Audits specifying the scope of the audit. Symphony Dynamo shall reimburse Dynavax for its time associated with QA Audits; provided, however, that should a particular QA Audit reveal a material deficiency in the work performed, then Symphony Dynamo will not be responsible for costs associated with such QA Audit, the work to be re-performed or the costs or expenses associated with curing any material deficiencies. Symphony
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Dynamo and Dynavax shall meet to discuss the results of the QA Audit and, if required, jointly agree upon any actions that will be required as a result of such audits including defining material deficiencies to be addressed. Dynavax shall make commercially reasonable efforts to reconcile all such deficiencies found by Symphony Dynamo during such QA Audit.
     6.6 Financial Audit. During the Term, Dynavax will permit Symphony Dynamo’s representatives, such representatives to be identified by Symphony Dynamo in advance and reasonably acceptable to Dynavax, to verify Dynavax’s receipts and FTE records that are related to Dynavax’s performance of the work under the Programs (“Financial Audits”), which review shall be conducted during regular business hours and will take place no more than once per year, unless otherwise agreed to by the Parties. Symphony Dynamo shall give Dynavax reasonable advance notice of such Financial Audits specifying the scope of the audit, which shall not include work that has previously undergone Financial Audits. Symphony Dynamo shall reimburse Dynavax for its time associated with Financial Audits; provided, however, that should a particular Financial Audit reveal a material discrepancy between such financial records and the reports submitted by Dynavax to Symphony Dynamo for reimbursement purposes, then Symphony Dynamo will not be responsible for costs associated with such Financial Audit. Symphony Dynamo and Dynavax shall meet to discuss the results of the Financial Audit and, if required, jointly agree upon any actions that will be required as a result of such audits including defining material discrepancies to be addressed. Dynavax shall make commercially reasonable efforts to reconcile all such discrepancies found by Symphony Dynamo during such Financial Audit.
     6.7 Insurance. Dynavax shall carry and maintain throughout the Term clinical trial liability insurance (including errors and omissions coverage and product coverage), at Dynavax’s sole expense, with limits of at least [ * ], and property insurance covering Products, at Dynavax’s sole expense, with limits of at least [ * ]. Upon Symphony Dynamo’s request, Dynavax shall instruct its insurance carrier(s) to promptly furnish to Symphony Dynamo certificates reflecting such coverage and a representation indicating that such coverage shall not be canceled or otherwise terminated during the Term without [ * ] days’ prior written notice to Symphony Dynamo. Notwithstanding anything to the contrary herein, this Section 6.7 shall survive for a period of [ * ] following termination or expiration of this Agreement.
7.	Symphony Dynamo’s Obligations.
     7.1 Generally. Symphony Dynamo shall have overall managerial and supervisory responsibility for all matters set forth in the Development Plan, and shall be responsible for (i) executing or delegating its management and administration responsibilities; and (ii) executing or delegating the clinical development activities set forth in the Development Plan. Symphony Dynamo shall, and shall instruct all Persons whom it engages pursuant to Article 2 hereof to, perform its obligations hereunder and under the Development Plan acting in good faith and in accordance with the applicable provision of the Development Plan, the Development Budget, and the terms of this Agreement.
     7.2 Subcontracting. Symphony Dynamo is subcontracting, and will in the future subcontract, certain of its responsibilities under the Development Plan to RRD (pursuant to the RRD Services Agreement), to Dynavax (pursuant hereto) and to other vendors and service
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providers (pursuant to subcontracting agreements to be approved by the Development Committee); provided, that Symphony Dynamo shall remain responsible for the performance of its obligations hereunder notwithstanding any such arrangement. Any subcontracting agreement entered into by Symphony Dynamo (other than the RRD Services Agreement, but including such contracts as RRD may negotiate on its behalf) shall include a provision permitting assignment at any time of the subcontracting agreement from Symphony Dynamo to Dynavax without the subcontractor’s consent.
     7.3 Insurance. Symphony Dynamo shall maintain insurance with creditworthy insurance companies against such risks and in such amounts as are usually maintained or insured against by other companies of established repute engaged in the same or a similar business.
     7.4 Staffing. Symphony Dynamo shall use commercially reasonable efforts to provide, or cause to be provided on its behalf (including Personnel retained by RRD), sufficient and competent staff and Personnel that have the skill and expertise necessary to perform Symphony Dynamo’s obligations under this Agreement, the RRD Services Agreement, the Development Plan and the Development Budget, including, but not limited to, (i) carrying out its management and administration functions pursuant to Section 1(a) of the RRD Services Agreement; and (ii) carrying out its clinical development duties in accordance with Section 1(b) of the RRD Services Agreement, this Agreement, the Development Plan and the Development Budget. Symphony Dynamo shall notify Dynavax in advance, if practicable, and in any event promptly thereafter, of any change in key RRD Personnel involved in the Programs.
     7.5 Audit. Symphony Dynamo shall permit each of Dynavax, Holdings, Investors and each Symphony Fund and their duly authorized representatives at all reasonable business hours to inspect (1) Symphony Dynamo’s books, records and other reasonably requested materials, and (2) any and all properties of Symphony Dynamo, and it shall provide to each of Dynavax, Holdings, Investors and each Symphony Fund all books, records and other materials related to any meeting of the Symphony Dynamo Board and to permit Holdings, Investors and each Symphony Fund to make copies or extracts therefrom; provided, that each aforementioned party may conduct one such inspection in each calendar year without cost to such party, and that any party conducting additional inspections shall reimburse the Manager for its reasonable costs and expenses in facilitating such inspection. Symphony Dynamo and Dynavax shall meet to discuss the results of the audit and, if required, jointly agree upon any actions that will be required as a result of such audits including defining material discrepancies to be addressed. Symphony Dynamo shall make commercially reasonable efforts to reconcile promptly all such discrepancies found by Dynavax, Holdings, Investors or any Symphony Fund during such audit.
8.	Funding and Payments.
     8.1 Use of Proceeds. Symphony Dynamo shall use any and all net proceeds received by Symphony Dynamo as a result of the Financing for the development of the Programs and general corporate purposes in support of the Programs, including the payment of all fees and expenses in accordance with the Development Plan and the Development Budget, (as may be modified from time to time pursuant to Section 4.2) and the payment of any indemnification obligations of Symphony Dynamo under the Operative Documents and agreements with third party contractors.
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     8.2 Reimbursement. Symphony Dynamo shall compensate Dynavax and RRD fully for their respective Development Plan-associated activities, including without limitation its research, clinical and manufacturing services, and any other activities delegated to Dynavax or RRD by Symphony Dynamo or the Development Committee. Such compensation shall be made to (a) Dynavax in accordance with the provisions of this Article 8 and the payment terms attached hereto as Annex E (the “Payment Terms”), the terms of which are hereby adopted and incorporated herein, and (b) RRD in accordance with the payments terms of Section 6 of the RRD Services Agreement and Annex C thereto.
     8.3 Budget Allocation and Deviations. Dynavax shall have the discretion to incur out-of-pocket fees, expenses and costs and allocate Dynavax resources in a manner consistent with the Development Plan and the Development Budget. If Dynavax reasonably anticipates that the actual cost for any particular activity will exceed the greater of (i) [ * ] of that portion of the Development Budget allocated for such activity; and (ii) [ * ] of that portion of the Development Budget allocated for such activity (or such greater amount as the Symphony Dynamo Board may subsequently determine), then Dynavax may request that the Development Committee amend the Development Budget, either at its next Scheduled Meeting or at an Ad Hoc Meeting, to reflect such cost increase. Dynavax shall not be reimbursed for such additional expenditure without the prior approval of the Development Committee.
     8.4 Employee Benefits. Symphony Dynamo shall not be responsible for providing or paying any benefits (including, but not limited to, unemployment, disability, insurance, or medical, and any pension or profit sharing plans) to Dynavax or to any employees of Dynavax or any persons retained or used by Dynavax to perform activities pursuant to the Development Plan, including independent contractors, Dynavax Subcontractors and agents of Dynavax (collectively, “Dynavax Personnel”). As to Dynavax or any Dynavax Personnel, Symphony Dynamo shall not be responsible for: (a) any federal, state or local income tax withholding; (b) “FICA” contributions; (c) contributions to state disability funds or liability funds or similar withholdings; (d) payment of any overtime wages; (e) workers’ compensation; or (f) compliance with any laws, rules or regulations governing employees. Dynavax agrees that, as between Symphony Dynamo and Dynavax, Dynavax is and will continue to be solely responsible for: (i) all matters relating to the payment of compensation and provision of benefits to Dynavax Personnel; and (ii) compliance with all applicable laws, rules and regulations governing Dynavax’s employees.
9.	Covenants.
     9.1 Mutual Covenants. Each of Dynavax and Symphony Dynamo covenants and agrees that, with respect to the Programs and any other rights and obligations set forth in the Operative Documents, it shall:
          (a) perform all of its obligations pursuant to this Agreement in material compliance with: (i) all applicable federal and state laws, statutes, rules, regulations and orders (including all applicable approval and qualification requirements thereunder), including, without limitation, the Federal Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto; (ii) all applicable good clinical practices and guidelines; (iii) all applicable standard operating procedures; (iv) all applicable Protocols; and (v) the provisions of this Agreement;
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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          (b) keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of its business, all in accordance with GAAP;
          (c) not employ (or, to the best of its knowledge without further duty of inquiry, shall not use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of any other Regulatory Authority), or, to the best of its knowledge without further duty of inquiry, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of any other Regulatory Authority), in the conduct of the Programs;
          (d) promptly deliver to the other, upon receipt thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority, which would reasonably be expected to affect such Party’s ability to perform its obligations under this Agreement;
          (e) upon it receiving Knowledge of (i) a material event or development with respect to any Program or (ii) a breach of any covenant or representation of such Party in any material respect, such Party shall notify the other Party in writing within [ * ] of the receipt of such Knowledge by any executive officer of such Party, provided that the failure to provide such notice shall not impair or otherwise be deemed a waiver of any rights any Party may have arising from such material event or breach. Furthermore, the provision of such notice of material event or development shall not be deemed an admission by the Party providing such notice of its breach of any of its covenants, representations or obligations under the Operative Documents; and
          (f) with reasonable promptness, deliver to the other such data and information relating to the ability of such Person to perform its obligations hereunder as from time to time may be reasonably requested by the other (subject to the maintenance of the confidentiality of any such information by the receiving Party). For the avoidance of doubt, this Section 9.1(f) includes Dynavax’s obligations to provide financial and other necessary information to Symphony Dynamo and RRD to enable Symphony Dynamo to fulfill its obligations to Dynavax under Section 5(d) of the Purchase Option Agreement, and to enable RRD to fulfill its obligations to Symphony Dynamo and Dynavax under Sections 5(a) and 5(b) of the RRD Services Agreement.
10.	Confidentiality.
     10.1 Confidentiality Agreement. It is understood that during the course of this Agreement each of the Parties shall be bound by the terms of the Confidentiality Agreement. In addition, the Parties’ employees, subcontractors and agents shall be bound by terms substantially similar to the Confidentiality Agreement. The foregoing shall not be construed to require Dynavax to amend or supplement any of the agreements it entered into prior to the Closing Date, even if the confidentiality provisions in such agreements do not satisfy the foregoing requirement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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     10.2 Permitted Disclosure of Information. The Parties agree that Dynavax shall have access to, and may use and disclose the Development Plan and any existing or newly generated data or intellectual property developed with respect to the Programs (i) to obtain the assistance of one or more third parties to develop and/or commercialize the Programs subject to the terms of this Agreement, the other Operative Documents and appropriate confidentiality agreements pursuant to Section 10.1 or as approved by Symphony Dynamo, (ii) to use such intellectual property for all purposes not licensed exclusively to Symphony Dynamo under the Novated and Restated Technology License Agreement, and (iii) through press releases, in public presentations or as part of other appropriate public disclosures; provided that all such disclosure under this Section 10.2 shall be subject to the terms of the Confidentiality Agreement.
11.	Options and Licensing.
     11.1 Program Option
          (a) In consideration for entering into the Operative Documents to which both Dynavax and Symphony Dynamo are parties, Symphony Dynamo hereby grants Dynavax an exclusive option (the “Program Option”) to purchase the rights to either the Hepatitis B Program or the Hepatitis C Program (but not both) at any time during the period beginning on the Closing Date and terminating on the first (1st) anniversary of the Closing Date (the “Program Option Period”); provided, however, that Dynavax shall not exercise the Program Option with respect to the Hepatitis C Program until such time as Dynavax shall have either: (i) [ * ]; or (ii) [ * ].
          (b) Dynavax may exercise the Program Option by delivery of a written notice (the “Program Option Exercise Notice”) during the Program Option Period. The Program Option Exercise Notice shall be delivered on a Business Day to Symphony Dynamo, with a copy to Holdings, [ * ]. The date on which the Program Option Exercise Notice is first delivered to Holdings and Symphony Dynamo is referred to as the “Program Option Exercise Date.” The Program Option Exercise Notice shall specify a closing date for the settlement of the Program Option, which date shall not be less than [ * ] or more than [ * ] after the Program Option Exercise Date (the “Program Option Closing Date”).
          (c) If, following an Exercise of the Program Option, the Purchase Option shall expire unexercised or be terminated, then Dynavax hereby agrees to pay to Holdings, on or before the date on which the Purchase Option Period expires unexercised or is terminated, a one-time cash payment of [ * ] as sole consideration for its exercise of the Program Option.
          (d) The Parties hereby agree that, promptly following the Program Option Closing Date, they shall amend the Novated and Restated Technology License Agreement and such other Operative Documents as may be required to reflect that the Licensed Intellectual Property related solely to the applicable Program shall thereafter be the sole and exclusive property of Dynavax or its assignee or licensee. The Parties further agree that, following the Program Option Closing Date, the Development Committee shall reallocate to the remaining Programs any and all funds which would have otherwise been allocated to the Program subject to the Program Option.
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          (e) Within [ * ] after the Program Option Closing Date, Symphony Dynamo shall transfer and deliver to Dynavax any and all materials, documents, files and other information relating to the applicable Program (or, where necessary, copies thereof if such materials, documents, files or other information are also related to Programs that are not the subject of the Program Option), including without limitation, any and all administrative files relating to the applicable Program, and, to the extent applicable, any and all clinical and protocol results, analytical methodologies, bulk and final product manufacturing processes, batch records, vendor information, validation documentation, regulatory documentation, patent information, regulatory filings, transfer of information related to regulatory information and filings, pre-clinical and clinical data, adverse event data, regulatory correspondence, analyses, and manufacturing data. Subject to Dynavax’s closing of the Program Option on the Program Option Closing Date, Symphony Dynamo hereby assigns to Dynavax all such materials and other information.
     11.2 Symphony Dynamo’s Hepatitis B Program Option.
          (a) Dynavax hereby agrees that, upon the occurrence of either:
               (i) [ * ]; or
               (ii) [ * ];
then Dynavax shall (x) [ * ], and (y) [ * ].
          (b) If an event described in Section 11.2(a)(i) or 11.2(a)(ii) shall occur, and Dynavax shall be unable to fulfill the requirements of clauses (x) and (y) of Section 11.2(a), then the Symphony Dynamo Board (acting on behalf of Symphony Dynamo) shall have the option to require Dynavax to [ * ]. The [ * ] shall be delivered to Dynavax on a Business Day, and shall thereafter be deemed for all purposes under the terms of this Agreement to be a [ * ], in accordance with the provisions of [ * ]; provided, that upon its receipt of the [ * ], Dynavax may [ * ].
     11.3 Discontinuation Option.
          (a) A Program may only be discontinued in accordance with Section 4.2(c) hereof. In the event of such a Program discontinuation during the Term, (i) Symphony Dynamo shall so notify Dynavax promptly and in writing of such discontinuation, and (ii) Dynavax shall have the right and option (a “Discontinuation Option”), exercisable for [ * ] days after receipt of such written notice from Symphony Dynamo, to buy back the Licensed Intellectual Property related to such discontinued Program for a deferred purchase price, the payment of which shall be contingent upon the termination or unexercised expiration of the Purchase Option (the “Discontinuation Price”). The Discontinuation Price, if any, [ * ], and [ * ]. Following the unexercised expiration of the Discontinuation Option, Symphony Dynamo may transfer or license its rights to such Program to a third party at any time prior to the expiration of the Term. Under no circumstances may Symphony Dynamo or Dynavax (unless Dynavax has exercised a Discontinuation Option in respect of such Program) reinitiate work on a discontinued Program.
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          (b) In the event that, following the Discontinuation Closing Date, either Party objects to the calculation of the portion of the Committed Capital expended on the development of the Program subject to the Discontinuation Option as used to determine the final Discontinuation Price (the “Discontinuation Program Funding”), then, within [ * ] of the Discontinuation Closing Date, such objecting Party shall provide written notice to the other Party (a “Discontinuation Price Dispute Notice”) specifying the amount disputed and the basis for the dispute, together with supporting documentation reflecting the analysis of and justification for any re-computation made. In the event that a Discontinuation Price Dispute Notice is issued by either Party, such dispute shall be resolved in accordance with the terms of Section 11.3(c). The Discontinuation Price shall be final, binding and conclusive, shall be non-appealable and shall not be subject to further review if the disputing Party does not deliver a Discontinuation Price Dispute Notice within such [ * ] period. For the avoidance of doubt, nothing in this Section 11.3(b) shall restrict or delay the Parties’ performance of those activities identified in this Agreement or the Novated and Restated Technology License Agreement as taking place following the exercise of the Discontinuation Option.
          (c) In the event that either Party delivers to the other a Discontinuation Price Dispute Notice within the time limit set forth in Section 11.3(b), then both Parties shall make good faith efforts to resolve any dispute relating to the calculation of the Discontinuation Program Funding through negotiations for a period of [ * ] following the date on which a Discontinuation Price Dispute Notice is delivered. If the Parties agree on the calculation of the Discontinuation Program Funding (or a revision thereto) before or within such [ * ] period, and (x) the recalculated Discontinuation Program Funding results in a recalculated Discontinuation Price (including as revised through negotiations) that is less than the Discontinuation Price paid on the Discontinuation Closing Date, then Symphony Dynamo shall promptly, and in any event within [ * ] of the date on which the Discontinuation Price recalculation becomes final, pay to Dynavax the amount by which the recalculated Discontinuation Price is less than Discontinuation Price paid on the Discontinuation Closing Date, or (y) the recalculated Discontinuation Program Funding results in a recalculated Discontinuation Price (including as revised through negotiations) that is greater than the Discontinuation Price paid on the Discontinuation Closing Date, then Dynavax shall promptly, and in any event within [ * ] of the date on which the recalculated Discontinuation Price becomes final, pay to Symphony Dynamo the amount by which the recalculated Discontinuation Price is greater than the Discontinuation Price paid on the Discontinuation Closing Date. In the event that neither of the conditions set forth in the previous clauses (x) and (y) exist, then no payment shall be made. To the extent that any matter remains unresolved following negotiations during such [ * ] period (as determined by notice by any Party to the other Party), the Parties shall jointly select an independent accountant of recognized national standing to resolve any remaining disagreements, which independent accountant shall not have provided services to either of the Parties or any of their respective Affiliates during the five-year period preceding the date of its selection (the “Independent Accountant”). The Parties shall use their respective commercially reasonable efforts to cause such Independent Accountant to make its determination of the Discontinuation Price (the “Final Discontinuation Price”) within [ * ] days of accepting its selection. The decision of the Independent Accountant shall be a final, binding and conclusive resolution of the Parties’ dispute, shall be non-appealable and shall not be subject to further review. The costs and expenses of the Independent Accountant shall be split between the Parties equally.
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Notwithstanding the foregoing, in any case, each Party shall be responsible for the payment of its respective costs and expenses, including any attorneys’ and accountants’ fees (other than any accountants’ fees payable to the Independent Accountant) incurred in connection with the dispute. If the Final Discontinuation Price is less than the Discontinuation Price paid on the Discontinuation Closing Date, then Symphony Dynamo shall promptly, and in any event within [ * ] of the date on which the Independent Accountant makes its determination of the Final Discontinuation Price, pay to Dynavax the amount by which the Final Discontinuation Price is less than the Discontinuation Price paid on the Discontinuation Closing Date. If the Final Discontinuation Price is greater than the Discontinuation Price paid on the Discontinuation Closing Date, then Dynavax shall promptly, and in any event within [ * ] of the date on which the Independent Accountant makes its determination of the Final Discontinuation Price, pay to Symphony Dynamo the amount by which the Final Discontinuation Price is greater than the Discontinuation Price paid on the Discontinuation Closing Date. In the event that neither of the conditions set forth in the previous two sentences exist, then no payment shall be made.
     11.4 Related Oncology Product Licensing. If, prior to the exercise, unexercised expiration or termination of the Purchase Option, Dynavax enters into a development or license agreement with one or more third parties (such an agreement, a “Related Oncology Products Agreement”) [ * ], then [ * ].
12.	Representations and Warranties.
     12.1 Dynavax Representations and Warranties. Dynavax hereby represents and warrants to Symphony Dynamo and Holdings that, as of the Closing Date:
          (a) Organization. Dynavax is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) Authority and Validity. Dynavax has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Novated and Restated Technology License Agreement, and to consummate the transactions contemplated thereby. The execution, delivery and performance by Dynavax of this Agreement and the Novated and Restated Technology License Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action required on the part of Dynavax, and no other proceedings on the part of Dynavax are necessary to authorize this Agreement or the Novated and Restated Technology License Agreement or for Dynavax to perform its obligations under this Agreement or the Novated and Restated Technology License Agreement. This Agreement and the Novated and Restated Technology License Agreement constitute the lawful, valid and legally binding obligations of Dynavax, enforceable in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
          (c) No Violation or Conflict. The execution, delivery and performance of this Agreement and the Novated and Restated Technology License Agreement and the transactions contemplated thereby do not and will not (i) violate, conflict with or result in the breach of any
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provision of the Organizational Documents of Dynavax, (ii) conflict with or violate any law or Governmental Order applicable to Dynavax or any of its assets, properties or businesses, or (iii) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Dynavax, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Dynavax is a party except, in the case of clauses (ii) and (iii), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax or a material adverse effect on the Programs.
          (d) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the Novated and Restated Technology License Agreement by Dynavax do not, and the consummation of the transactions contemplated thereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax or a material adverse effect on the Programs.
          (e) Litigation. There are no actions by or against Dynavax pending before any Governmental Authority or, to the knowledge of Dynavax, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax. There are no pending or, to the knowledge of Dynavax, threatened actions, to which Dynavax is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Dynavax is not subject to any Governmental Order (nor, to the knowledge of Dynavax, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax or a material adverse effect on the Programs.
          (f) No Contracts. Except as disclosed on part “A” of Schedule 12.1(f) hereto, there are no material contracts between Dynavax and any third party, including contractors, manufacturers or suppliers, used with or otherwise necessary for the Programs, and all such contracts are assignable to Symphony Dynamo with the consent of such third party, in each case [ * ], such consent not to be unreasonably withheld. Except as disclosed on part “B” of Schedule 12.1(f) hereto, to the knowledge of Dynavax, there are no contracts between Dynavax and any third party that, if not assigned to Symphony Dynamo following the termination of this Agreement without exercise of the Purchase Option, would have a material adverse effect on any of the Programs or on Symphony Dynamo’s rights under the Novated and Restated Technology License Agreement.
     12.2 Symphony Dynamo Representations and Warranties. Symphony Dynamo hereby represents and warrants to Dynavax that, as of the Closing Date:
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          (a) Organization. Symphony Dynamo is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) Authority and Validity. Symphony Dynamo has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Novated and Restated Technology License Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance by Symphony Dynamo of this Agreement and the Novated and Restated Technology License Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action required on the part of Symphony Dynamo, and no other proceedings on the part of Symphony Dynamo are necessary to authorize this Agreement or the Novated and Restated Technology License Agreement or for Symphony Dynamo to perform its obligations under this Agreement or the Novated and Restated Technology License Agreement. This Agreement and the Novated and Restated Technology License Agreement constitute the lawful, valid and legally binding obligations of Symphony Dynamo, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
          (c) No Violation or Conflict. The execution, delivery and performance of this Agreement and the Novated and Restated Technology License Agreement and the transactions contemplated thereby do not and will not (i) violate, conflict with or result in the breach of any provision of the Organizational Documents of Symphony Dynamo, (ii) conflict with or violate any law or Governmental Order applicable to Symphony Dynamo or any of its assets, properties or businesses, or (iii) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Symphony Dynamo, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Symphony Dynamo is a party except, in the case of clauses (ii) and (iii), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
          (d) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the Novated and Restated Technology License Agreement by Symphony Dynamo do not, and the consummation of the transactions contemplated thereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
          (e) Litigation. There are no actions by or against Symphony Dynamo pending before any Governmental Authority or, to the knowledge of Symphony Dynamo, threatened to be brought, by or before any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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There are no pending or, to the knowledge of Symphony Dynamo, threatened actions to which Symphony Dynamo is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Symphony Dynamo is not subject to any Governmental Order (nor, to the knowledge of Symphony Dynamo, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate reasonably be expected to have a Material Adverse Effect on Symphony Dynamo or a material adverse effect on the Programs.
13.	Relationship Between Dynavax and Symphony Dynamo. Nothing contained in this Agreement or any acts or omissions hereunder shall constitute or be construed so as to create any joint venture or partnership relationship between Dynavax and Symphony Dynamo, and the Parties acknowledge and agree that Dynavax is acting as an independent contractor in the performance of its obligations under this Agreement.

14.	Change of Control. Dynavax will not, at any time during the Term, undergo a Change of Control, unless:
          (a) the Surviving Entity [ * ]; or
          (b) such Surviving Entity shall (i) [ * ]; (ii) have provided to Symphony Dynamo and Holdings an opinion of nationally recognized outside counsel to the effect that (A) the [ * ] referred to in clause (i) above are [ * ], and (B) such Change of Control does not [ * ]; (iii) [ * ], except to the extent that failure to make such [ * ] would not reasonably be expected to have a material adverse effect on the Programs or Symphony Dynamo’s rights under the Operative Documents; and (iv) have arranged for an appropriate senior executive of the Surviving Entity to [ * ], as well as the strategic importance of the [ * ] to the Surviving Entity.
15.	No Restrictions; Indemnification.
     15.1 No Restrictions. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Dynavax or any director, officer, or employee of any of its subsidiaries or its Affiliates to engage in any other business or to devote his or her time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, nor limit or restrict the right of Dynavax or any of its affiliates to engage in any other business or to render services of any kind to any other Person.
     15.2 Indemnification.
          (a) To the greatest extent permitted by applicable law, Dynavax shall indemnify and hold harmless Symphony Dynamo and RRD and each of their respective Affiliates, officers, directors, employees, agents, members, managers, successors and assigns (each, a “Symphony Indemnified Party”), and Symphony Dynamo shall indemnify and hold harmless Dynavax, and its Affiliates and each of their respective officers, directors, employees, agents (other than Dynavax Subcontractors), members, managers, successors and assigns (each, a “Dynavax Indemnified Party”), from and against any and all claims, losses, costs, interest,
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awards, judgments, penalties, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any Symphony Indemnified Party or Dynavax Indemnified Party (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought) (hereinafter, a “Loss”) as a result of, or arising out of, or relating to any and all third party suits, claims, actions, proceedings or demands based upon:
               (i) in the case of Dynavax being the Indemnifying Party, (A) any breach of any representation or warranty made by Dynavax herein or in any certificate, instrument or document delivered in connection and contemporaneously herewith, (B) any breach of any covenant, agreement or obligation of Dynavax contained herein, or in any certificate, instrument or document delivered hereunder, except to the extent such covenant, agreement or obligation relates to Dynavax’s performance under the Development Plan, (C) any gross negligence or willful misconduct of Dynavax or its Dynavax Subcontractors in connection with Dynavax’s or its Dynavax Subcontractors’ performance of Dynavax’s obligations under this Agreement (including the Development Plan), (D) any action undertaken or performed by or on behalf of Dynavax prior to, and including, the Closing Date that relates to the Programs or the Products, or (E) in the event Licensor exercises a Discontinuation Option or Program Option for a Program, any action undertaken and/or performed by or on behalf of Licensor after the Discontinuation Closing Option Date or the Program Option Closing Date and relating to the Product that was the subject of such Program (including the development, manufacture, use, handling, storage, sale or other disposition of such Product); in each case, except (1) with respect to Losses for which Dynavax is entitled to indemnification under this Article 15, or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Symphony Indemnified Party; and
               (ii) in the case of Symphony Dynamo being the Indemnifying Party, (A) any breach of any representation or warranty made by Symphony Dynamo herein or in any certificate, instrument or document delivered in connection and contemporaneously herewith, (B) any breach of any covenant, agreement or obligation of Symphony Dynamo contained herein or in any certificate, instrument or document delivered hereunder, (C) any and all activities by or on behalf of the Parties under the Development Plan (including (1) any activities performed by RRD pursuant to the RRD Services Agreement and (2) any claim arising out of any condition caused by the Products after the Closing Date but prior to the expiration of the Term), (D) any gross negligence or willful misconduct of Symphony Dynamo or its direct subcontractors in connection with Symphony Dynamo’s or its direct subcontractors’ performance of its obligations under this Agreement, or (E) the development, manufacture, use, handling, storage, sale or other disposition of the Products (including in the course of conducting the Programs) during the Term (except with respect to the development, manufacture, use, handling, storage, sale or other disposition, after Dynavax’s exercise of the Discontinuation Option or the Program Option as applicable, of Products covered under Section 15.2(a)(i)(E)); in each case, except (1) with respect to Losses for which Symphony Dynamo is entitled to indemnification under this Article 15, or (2) Losses deemed to have arisen from the breach by Dynavax of any covenant, agreement or obligation under this Agreement that relates to Dynavax’s performance under the Development Plan, as determined by a court, arbitrator or pursuant to a settlement agreement, or (3) to the extent such Loss arises from the gross negligence or willful misconduct of a Dynavax
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Amended and Restated R&D Agreement

Indemnified Party. Solely for the purposes of claims arising under (C) above, Dynavax Subcontractors shall also be deemed to be Dynavax Indemnified Parties.
To the extent that the foregoing undertaking by Dynavax or Symphony Dynamo may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable law.
          (b) Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this Section 15.2 shall notify Dynavax or Symphony Dynamo, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this Section 15.2, or the incurrence or realization of any Loss in respect of which a claim is to be made under this Section 15.2, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this Section 15.2 or otherwise, except, as to such Indemnifying Party’s liability under this Section 15.2, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.
          (c) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 15.2(b), and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party. After notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
               (i) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
               (ii) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such
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Amended and Restated R&D Agreement

conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
               (iii) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof, it being agreed that in any case referred to in this clause (iii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party and that this clause (iii) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or
               (iv) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding and such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Party, is in danger of materially prejudicing) the outcome of such Indemnified Proceeding;
in each of which cases the reasonable fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.
          (d) Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
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Amended and Restated R&D Agreement

16.	LIMITATION OF LIABILITIES.
     16.1 Between the Parties. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS (INCLUDING RRD AND ITS MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS AND AGENTS) SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 15.2 AND SHALL NOT APPLY TO BREACHES OF ITS CONFIDENTIALITY OBLIGATIONS PURSUANT TO ARTICLE 10.
     16.2 Pursuant to the RRD Services Agreement. Each Party hereby acknowledges and agrees that, pursuant to Sections 9(f) and (g) of the RRD Services Agreement, RRD has expressly disclaimed all liability for (a) any claim arising out of, or allegedly arising out of the activities carried out by (or within the authority of) Dynavax (and such Dynavax Subcontractors and vendors it may retain) hereunder, or for any liability arising under the Novated and Restated Technology License Agreement with respect to any license or sublicense thereunder in relation to the activities carried out by (or within the authority of) Dynavax (and such Dynavax Subcontractors and vendors it may retain) hereunder, and (b) supervising, compensating or discharging, or any other liability to or with respect to, any vendor retained by Dynavax (or, in the case of a vendor engaged by both RRD and Dynavax, to and for such vendor to the extent that such vendor performs services for Dynavax), except that RRD shall make payments from Symphony Dynamo’s funds to reimburse Dynavax, in accordance with Article 8 and Annex E of this Agreement, for costs and expenses incurred by Dynavax in connection with the engagement of such vendors by Dynavax for the performance of services contemplated under the Development Plan.
17.	Term and Termination.
     17.1 Term. This Agreement shall be effective as of the Closing Date and shall expire on the last day of the Term, unless the Agreement is earlier terminated as specified in this Article 17.
     17.2 Termination for Dynavax’s Breach.
          (a) Symphony Dynamo may terminate this Agreement at any time upon written notice to Dynavax if Dynavax is in material default or breach of this Agreement, and such material default or breach continues unremedied for a period of [ * ] days after written notice thereof is delivered to Dynavax. Such cure period may be extended if (i) Dynavax reasonably believes such breach can be cured within [ * ] days of Dynavax’s receipt of Symphony Dynamo’s written notice of such breach (and notifies Symphony Dynamo in writing
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Amended and Restated R&D Agreement

of such belief and the basis for such belief), and (ii) Symphony Dynamo, acting reasonably, agrees. If Dynavax fails to remedy the default or breach within the applicable cure period, Symphony Dynamo may by final notice of termination to Dynavax terminate this Agreement.
          (b) In the event that Symphony Dynamo terminates this Agreement pursuant to Section 17.2(a) above, Dynavax may exercise its Purchase Option, pursuant to Section 1(c)(iv) of the Purchase Option Agreement, within [ * ] of receiving such final notice of termination from Symphony Dynamo; provided, that if such termination occurs after a Change of Control with respect to Dynavax has occurred, and solely in the event that the successor entity chooses not to exercise its Purchase Option, then Holdings may exercise its Put Option pursuant to Section 2A of the Purchase Option Agreement.
     17.3 Termination for Symphony Dynamo’s Breach(a) . Dynavax may terminate this Agreement at any time upon written notice to Symphony Dynamo if Symphony Dynamo is in material default or breach of this Agreement, and such material default or breach continues unremedied for a period of [ * ] days after written notice thereof is delivered to Symphony Dynamo. Such cure period may be extended if (i) Symphony Dynamo reasonably believes such breach can be cured within [ * ] days of Symphony Dynamo’s receipt of Dynavax’s written notice of such breach (and notifies Dynavax in writing of such belief and the basis for such belief), and (ii) Dynavax, acting reasonably, agrees. If Symphony Dynamo fails to remedy the default or breach within the applicable cure period, Dynavax may by final notice of termination to Symphony Dynamo terminate this Agreement.
     17.4 Termination of License Agreement. This Agreement shall automatically terminate upon the termination of the Novated and Restated Technology License Agreement.
     17.5 Survival.
          (a) The agreements and covenants of the Parties set forth in Articles 10, 11, 15, 16 and 18, and Sections 6.7 and 17.5 shall survive the expiration or termination of this Agreement. In addition, Section 8.2 shall, to the extent that the costs and expenses reimbursable thereunder have been incurred or become uncancellable prior to such termination, also survive such expiration.
          (b) If Dynavax does not exercise the Purchase Option, in addition to the provisions specified in Section 17.5(a), then Section 5.4 shall also survive such unexercised expiration.
18.	Miscellaneous.
     18.1 No Petition. Dynavax covenants and agrees that, prior to the date which is one (1) year and one (1) day after the expiration of the Term, Dynavax will not institute or join in the institution of any bankruptcy, insolvency, reorganization or similar proceeding against Symphony Dynamo. The provisions of this Section 18.1 shall survive the termination of this Agreement.
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Amended and Restated R&D Agreement

     18.2 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 18.2), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:
Dynavax:
Dynavax Technologies Corporation
2929 Seventh Street, Suite 100
Berkeley, CA 94710
Attn: Deborah Smeltzer, VP, Operations & CFO
Facsimile: (510) 848-1327
Symphony Dynamo:
Symphony Dynamo, Inc.
7361 Calhoun Place, Suite 325
Rockville, MD 20850
Attn: Charles W. Finn, Ph.D.
Facsimile: (301) 762-6154
Holdings:
Symphony Dynamo Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20850
Attn: Joseph P. Clancy
Facsimile: (301) 762-6154
with copies to:
Symphony Capital Partners, L.P.
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
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Amended and Restated R&D Agreement

and
Symphony Strategic Partners, LLC
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
     18.3 Governing Law; Consent to Jurisdiction and Service of Process.
          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
          (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     18.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     18.5 Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the Parties with respect to the matters covered hereby, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof. This Agreement supersedes all prior
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Amended and Restated R&D Agreement

agreements and understanding with respect to such matters between the Parties, including the Research and Development Agreement but excluding the Operative Documents.
     18.6 Amendment; Successors; Assignment; Counterparts.
          (a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.
          (b) Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the Parties (and, to the extent of Section 18.8, RRD), any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Parties (and, to the extent of Section 18.8, RRD), and their successors and permitted assigns.
          (c) This Agreement may not be assigned by either Party hereto without the prior written consent of the other part; provided, that, in the event Dynavax undergoes a Change of Control in compliance with Article 14 hereof, Dynavax may assign this Agreement to its Successor Entity.
          (d) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which taken together shall constitute one and the same Agreement.
     18.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     18.8 Third Party Beneficiary. Each of the Parties agrees that RRD shall be a third party beneficiary of Articles 2, 8 and 16, and Sections 4.1, 4.2(a), 4.2(b), 7.1, 9.1(f), 15.2 and 18.6(b) of this Agreement.
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Amended and Restated R&D Agreement

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year above written.

SYMPHONY DYNAMO HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel Name: Mark Kessel
Title: Managing Member

SYMPHONY DYNAMO, INC.

By:	/s/ Harri V. Taranto

Name: Harri V. Taranto
Title: Chairman of the Board

DYNAVAX TECHNOLOGIES CORPORATION

By:	/s/ Dino Dina

Name: Dino Dina, M.D.
Title: President & Chief Executive Officer
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Amended and Restated R&D Agreement

SCHEDULE 12.1(f)
MATERIAL CONTRACTS
[ * ]
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Schedule 12.1(f) to the
Amended and Restated R&D Agreement

ANNEX A
CERTAIN DEFINITIONS
          “$” means United States dollars.
          “Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
          “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.
          “Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
          “Additional Funds” has the meaning set forth in Section 2(b) of the Funding Agreement.
          “Additional Funding Date” has the meaning set forth in Section 3 of the Funding Agreement.
          “Additional Party” has the meaning set forth in Section 13 of the Confidentiality Agreement.
          “Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Dynamo Equity Securities under the Purchase Option Agreement.
          “Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.
          “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.
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Annex A to the
Amended and Restated R&D Agreement

1

          “Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
          “Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Auditors” means an independent certified public accounting firm of recognized national standing.
          [ * ]
          “Bankruptcy Code” means the United States Bankruptcy Code.
          “Berna” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of San Francisco are authorized or required by law to remain closed.
          “Cancer Products” mean [ * ].
          “Cancer Program” means the identification, development, manufacture and/or use of any Cancer Products in accordance with the Development Plan.
          “Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
          “Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.
          “Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Dynavax for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Dynavax, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:
     (a) the merger, reorganization or consolidation of Dynavax into or with another corporation or legal entity in which Dynavax’s stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization
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Annex A to the
Amended and Restated R&D Agreement

2

or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or
          (b) the sale of all or substantially all of Dynavax’s assets or business.
          “Class A Member” means a holder of a Class A Membership Interest.
          “Class A Membership Interest” means a Class A Membership Interest in Holdings.
          “Class B Member” means a holder of a Class B Membership Interest.
          “Class B Membership Interest” means a Class B Membership Interest in Holdings.
          “Class C Member” means a holder of a Class C Membership Interest.
          “Class C Membership Interest” means a Class C Membership Interest in Holdings.
          “Closing Certificate for Section 5.1(e)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(e) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
          “Closing Certificate for Section 5.1(f)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(f) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
          “Client Schedules” has the meaning set forth in Section 5(b)(i) of the RRD Services Agreement.
          “Clinical Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Closing Date” means April 18, 2006.
          “CMC” means the chemistry, manufacturing and controls documentation as required for filings with Regulatory Authority relating to the manufacturing, production and testing of drug products.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Committed Capital” means $50,000,000.00.
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Annex A to the
Amended and Restated R&D Agreement

3

          “Common Stock” means the common stock, par value $0.01 per share, of Symphony Dynamo.
          “Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.
          “Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.
          “Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among Symphony Dynamo, Holdings, Dynavax, each Symphony Fund, SCP, SSP, Investors, Symphony Capital, RRD and Ann M. Arvin, M.D.
          “Conflict Transaction” has the meaning set forth in Article X of the Symphony Dynamo Charter.
          “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.
          “Debt” of any Person means, without duplication:
(a) all indebtedness of such Person for borrowed money,
(b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),
(c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,
(d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),
(e) all Capitalized Leases to which such Person is a party,
(f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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4

(h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,
(i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,
(j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and
(k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.
          “Development Budget” means the budget (comprised of the Management Budget Component and the Clinical Budget Component) for the implementation of the Development Plan (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex D thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
          “Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
          “Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
          “Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.
          “Development Plan” means the development plan covering all the Programs (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex C thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

5

          “Development Services” has the meaning set forth in Section 1(b) of the RRD Services Agreement.
          “Director(s)” has the meaning set forth in the Preliminary Statement of the Indemnification Agreement.
          “Disclosing Party” has the meaning set forth in Section 3 of the Confidentiality Agreement.
          “Discontinuation Closing Date” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Date” means any date designated by Symphony Dynamo which shall occur on or after the 90th day following the receipt by Dynavax of notice from Symphony Dynamo of Symphony Dynamo’s intent to discontinue a Program in accordance with the terms of the Amended and Restated Research and Development Agreement.
          “Discontinuation Option” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Price” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Price Dispute Notice” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
          “Discontinued Program” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
          “Discontinuation Program Funding” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
          “Disinterested Directors” has the meaning set forth in Article X of the Symphony Dynamo Charter.
          “Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Dynavax” means Dynavax Technologies Corporation, a Delaware corporation.
          “Dynavax Common Stock” means the common stock, par value $0.001 per share, of Dynavax.
          “Dynavax Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Amended and Restated R&D Agreement

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          “Dynavax Obligations” has the meaning set forth in Section 6.1 of the Amended and Restated Research and Development Agreement.
          “Dynavax Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.
          “Dynavax Subcontractor” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
          “Early Purchase Option Exercise” has the meaning set forth in Section 1(c)(iv) of the Purchase Option Agreement.
          “Effective Registration Date” has the meaning set forth in Section 1(b) of the Registration Rights Agreement
          “Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, license or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).
          “Enhancements” means findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Intellectual Property and/or Regulatory Files, in each case whether or not patentable.
          “Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
          “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.
          “Excepted Debt” has the meaning set forth in Section 5(c)(iii) of the Purchase Option Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Amended and Restated R&D Agreement

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          “Excluded ISS” means [ * ].
          “Existing NDA” has the meaning set forth in Section 2 of the Confidentiality Agreement.
          “External Directors” has the meaning set forth in the preamble of the Confidentiality Agreement.
          “FDA” means the United States Food and Drug Administration or its successor agency in the United States.
          “FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.
          “Final Discontinuation Price” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
          “Financial Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.
          “Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
          “Fiscal Year” has the meaning set forth in each Operative Document in which it appears.
          “Form S-3” means the Registration Statement on Form S-3 as defined under the Securities Act.
          “FTE” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Funding Agreement” means the Funding Agreement, dated as of the Closing Date, among Dynavax, SCP and Investors.
          “Funding Notice” has the meaning set forth in Section 2(b) of the Funding Agreement.
          “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
          “Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.
          “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Amended and Restated R&D Agreement

8

or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
          “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
          “Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.
          “Hepatitis B Products” mean [ * ].
          “Hepatitis B Program” means the identification, development, manufacture and/or use of any Hepatitis B Products in Accordance with the Development Plan.
          “Hepatitis C Products” mean [ * ].
          “Hepatitis C Program” means the identification, development, manufacture and/or use of any Hepatitis C Products in Accordance with the Development Plan.
          “Holdings” means Symphony Dynamo Holdings LLC, a Delaware limited liability company.
          “Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.
          “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Holdings, dated as of the Closing Date.
          “HSR Act Filings” means the premerger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
          “IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
          “Indemnification Agreement” means the Indemnification Agreement among Symphony Dynamo and the Directors named therein, dated as of the Closing Date.
          “Indemnified Party” has the meaning set forth in each Operative Document in which it appears.
          “Indemnified Proceeding” has the meaning set forth in each Operative Document in which it appears.
          “Indemnifying Party” has the meaning set forth in each Operative Document in which it appears.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Independent Accountant” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
          “Initial Development Budget” means the initial development budget prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex D thereto.
          “Initial Development Plan” means the initial development plan prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex C thereto.
          “Initial Funds” has the meaning set forth in Section 2(a) of the Funding Agreement.
          “Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated January 10, 2006.
          “Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated January 10, 2006.
          “Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          Investment Company Act” means the Investment Company Act of 1940, as amended.
          “Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.
          “Investment Policy” has the meaning set forth in Section 1(a)(vi) of the RRD Services Agreement.
          “Investors” means Symphony Dynamo Investors LLC.
          “Investors LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Investors dated as of the Closing Date
          “IRS” means the U.S. Internal Revenue Service.
          “ISS” means any synthetic oligonucleotide sequence or chimeric oligonucleotide sequence that modulates an immune response, including, but not limited to, such sequences referred to by Dynavax as immunostimulatory sequences, chimeric immunomodulatory compounds and branched immunomodulatory compounds.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Knowledge” means the actual (and not imputed) knowledge of the executive officers of Dynavax, without the duty of inquiry or investigation.
          “Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.
          “License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
          “Licensed Intellectual Property” means the Licensed Patent Rights, Symphony Dynamo Enhancements, Licensor Enhancements and the Licensed Know-How.
          “Licensed Know-How” means [ * ].
          (a) “Licensed Patent Rights” means:[ * ].
          “Licensor” means Dynavax.
          “Licensor Enhancements” means [ * ].
          “Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.
          “LLC Agreements” means the Initial Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.
          “Loss” has the meaning set forth in each Operative Document in which it appears.
          “Management Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Management Fee” has the meaning set forth in Section 6(a) of the RRD Services Agreement.
          “Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD.
          “Management Services” has the meaning set forth in Section 1(a) of the RRD Services Agreement.
          “Manager Event” has the meaning set forth in Section 3.01(g) of the Holdings LLC Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Amended and Restated R&D Agreement

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          “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.
          “Material Subsidiary” means, at any time, a Subsidiary of Dynavax having assets in an amount equal to at least 5% of the amount of total consolidated assets of Dynavax and its Subsidiaries (determined as of the last day of the most recent reported fiscal quarter of Dynavax) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Dynavax and its Subsidiaries for the 12-month period ending on the last day of the most recent reported fiscal quarter of Dynavax.
          “Medical Discontinuation Event” means [ * ].
          “Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.
          “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.
          “NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
          “Non-Dynavax Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Dynamo Shares or all or substantially all of the operating assets of Symphony Dynamo, to a Person other than Dynavax or an Affiliate of Dynavax or (ii) distribution in kind of the Symphony Dynamo Shares following the expiration of the Purchase Option.
          “Non-Symphony Dynamo ISS” means [ * ].
          “Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of the Closing Date, among Dynavax, Symphony Dynamo and Holdings.
          “Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the RRD Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Confidentiality Agreement, the Funding Agreement and each other certificate and agreement executed in connection with any of the foregoing documents.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.
          “Partial Stock Payment” has the meaning set forth in Section 3(a)(iii) of the Purchase Option Agreement.
          “Party(ies)” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein. With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.
          “Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.
          “Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.
          “Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.
          “Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.
          “Products” means Cancer Products, Hepatitis B Products and Hepatitis C Products.
          “Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Program Option” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Program Option Closing Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Amended and Restated R&D Agreement

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          “Program Option Exercise Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
          “Program Option Exercise Notice” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
          “Program Option Period” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Programs” means Cancer Program, Hepatitis B Program and Hepatitis C Program.
          “Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997 and is included within the Development Plan or later modified or added to the Development Plan pursuant to the Amended and Restated Research and Development Agreement.
          “Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.
          “Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.
          “Purchase Option Agreement” means this Purchase Option Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
          “Purchase Option Closing” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Commencement Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
          “Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Interim Date” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
          “Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.
          “Put Option” has the meaning set forth in Section 2A of the Purchase Option Agreement.
          “Put Option Exercise Notice” has the meaning set forth in Section 2A of the Purchase Option Agreement.
          “QA Audits” has the meaning set forth in Section 6.5 of the Amended and Restated Research and Development Agreement.
          “Quarterly Price” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
          “Regents” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
          “Regents Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
          “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Dynavax and Holdings.
          “Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.
          “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.
          “Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.
          “Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to the Programs.
          “Related Oncology Products Agreement” has the meaning set forth in Section 11.4 of the Amended and Restated Research and Development Agreement.
          “Replacement Warrant(s)” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
          “Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Research and Development Agreement” means the Research and Development Agreement dated as of the Closing Date, between Dynavax and Holdings.
     “Rhein” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
     “Rhein Sale Agreement” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.
          “RRD” means RRD International, LLC, a Delaware limited liability company.
          “RRD Indemnified Party” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
          “RRD Loss” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
          “RRD Parties” has the meaning set forth in Section 9(e) of the RRD Services Agreement.
          “RRD Personnel” has the meaning set forth in Section 1(a)(ii) of the RRD Services Agreement.
          “RRD Services Agreement” means the RRD Services Agreement between Symphony Dynamo and RRD, dated as the Closing Date, 2006.
          “Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.
          “Scheduled Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
          “Scientific Discontinuation Event” has the meaning set forth in Section 4.2(c) of the Amended and Restated Research and Development Agreement.
          “SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.
          “SD Program Option” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
          “SD Program Option Exercise Notice” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
          “SEC” means the United States Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Selected ISS” means [ * ].
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

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          “Shareholder” means any Person who owns any Symphony Dynamo Shares.
          “Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.
          “Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.
          “Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.
          “Subcontracting Agreement” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
          “Subscription Agreement” means the Subscription Agreement between Symphony Dynamo and Holdings, dated as the Closing Date.
          “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
          “Surviving Entity” means the surviving or resulting “parent” legal entity which is surviving entity to Dynavax after giving effect to a Change of Control.
          “Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.
          “Symphony Dynamo” means Symphony Dynamo, Inc., a Delaware corporation.
          “Symphony Dynamo Auditors” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
          “Symphony Dynamo Board” means the board of directors of Symphony Dynamo.
          “Symphony Dynamo By-laws” means the By-laws of Symphony Dynamo, as adopted by resolution of the Symphony Dynamo Board on the Closing Date.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

17

          “Symphony Dynamo Charter” means the Amended and Restated Certificate of Incorporation of Symphony Dynamo, dated as of the Closing Date.
          “Symphony Dynamo Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.
          “Symphony Dynamo Enhancements” means [ * ].
          “Symphony Dynamo Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Dynamo.
          “Symphony Dynamo Loss” has the meaning set forth in Section 10(b) of the RRD Services Agreement.
          “Symphony Dynamo Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
          “Symphony Fund(s)” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company.
          “Tangible Materials” means [ * ].
          “Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.
          “Technology License Agreement” means the Technology License Agreement, dated as of the Closing Date, between Dynavax and Holdings.
          “Term” has the meaning set forth in Section 4(b)(iii) of the Purchase Option Agreement, unless otherwise stated in any Operative Document.
          “Territory” means the world.
          “Third Party IP” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
          “Third Party Licensor” means a third party from which Dynavax has received a license or sublicense to Licensed Intellectual Property.
          “Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.
          “Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

18

          “Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Warrant(s)” means the “Warrant” as defined in Section 2.01 of the Warrant Purchase Agreement, and/or any successor certificates exercisable for Warrant Shares issued by Dynavax.
          “Warrant Closing” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.
          “Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.
          “Warrant Purchase Agreement” means the Warrant Purchase Agreement, dated as of the Closing Date, between Dynavax and Holdings.
          “Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.
          “Warrant Surrender Price” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Amended and Restated R&D Agreement

19

ANNEX B
SYMPHONY DYNAMO, INC.
DEVELOPMENT COMMITTEE CHARTER
Purpose
          The Development Committee (the “Development Committee”) is established by Symphony Dynamo, Inc. (“Symphony Dynamo”) and Dynavax Technologies Corporation (“Dynavax”, and together with Symphony Dynamo, the “Parties” and each a “Party”) to oversee a clinical development plan (the “Development Plan”) and a development budget (the “Development Budget”) for the Programs (each as defined in that certain Novated and Restated Technology License Agreement (“TLA”), dated as of April 18, 2006, among Symphony Dynamo, Dynavax, and Symphony Dynamo Holdings LLC (“Holdings”)), and to develop and commercialize the Cancer Products, the Hepatitis B Products and the Hepatitis C Products (each as defined in the TLA). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Annex A to the Amended and Restated Research and Development Agreement, dated as of April 18, 2006, among Symphony Dynamo, Holdings and Dynavax.
Composition
1.	The Development Committee shall initially have six (6) members, and at all times shall have an even number of members and consist of an equal number of members designated by each Party (the “Development Committee Members”). Each Party may bring additional employees or representatives to each meeting as non-voting observers, but only if such employees or representatives are bound by confidentiality obligations at least as stringent as those described in the Confidentiality Agreement. The size and composition of the Development Committee provided herein may not be changed without the consent of both the Symphony Dynamo Board and Dynavax.

2.	One-half (1/2) of the Development Committee Members shall be designated by Dynavax and one-half (1/2) shall be designated by the Symphony Dynamo Board.

3.	Each Development Committee Member shall have the requisite background, experience and training to carry out the duties and obligations of the Development Committee. Development Committee Members need not be directors of Symphony Dynamo or Dynavax.

4.	The chair of the Development Committee shall be, initially, Eduardo Martins, M.D., Vice President, Clinical Development, of Dynavax, and any succeeding chair shall be such person as may be appointed to the position of either Chief Medical Officer or Vice President, Clinical Development of Dynavax (or an equivalent successor position) (the “Chair”). If Dynavax wishes to appoint a
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Annex B to the
Amended and Restated R&D Agreement

1

Chair other than either the then-current Chief Medical Officer or Vice President, Clinical Development, of Dynavax (or the holder of an equivalent successor position), then such appointment shall require the consent of the Symphony Dynamo Board; provided, that (x) [ * ], or (y) [ * ].

5.	The Development Committee Members may be removed or replaced by the Symphony Dynamo Board, solely with respect to the removal or replacement of any such Development Committee Members selected by Symphony Dynamo, and by Dynavax, solely with respect to the removal or replacement of any such Development Committee Members selected by Dynavax.
Operations
6.	The Development Committee shall meet once per month during the Term, unless and until the Development Committee determines that such meetings should occur once per quarter (in either case, each a “Scheduled Meeting”). Scheduled Meetings may be held in person or by teleconference when appropriate. Each of Symphony Dynamo and Dynavax shall be solely responsible for the costs associated with its employees and/or representatives attending and participating in such Scheduled Meetings. In addition, the Chair and any Development Committee Member selected by Symphony Dynamo may jointly call for an ad hoc meeting of the Development Committee by teleconference at any time, by giving the other members of the Development Committee advance written notice of at least [ * ] (each, an “Ad Hoc Meeting”). An Ad Hoc Meeting may be called to address any time-sensitive matter, including additional expenditure requests pursuant to Section 8.3 of the Amended and Restated Research and Development Agreement or Section 2 of the RRD Services Agreement.

7.	The Chair shall, in consultation with other Development Committee Members and the management of Symphony Dynamo, develop and set the Development Committee’s agenda for each Scheduled Meeting. The Chair shall include on such agenda each item requested by a Development Committee member at least [ * ] before the applicable Scheduled Meeting. The agenda and information concerning the business to be conducted at each Scheduled Meeting shall be communicated in writing to the Development Committee Members at least [ * ] in advance of such Scheduled Meeting to permit meaningful review. Such an agenda shall not be required for an Ad Hoc Meeting.

8.	Each Party’s Development Committee Members shall collectively have three (3) votes, regardless of the number of its Development Committee Members participating in any Scheduled Meeting or Ad Hoc Meeting. No votes shall be taken unless there is at least one (1) Development Committee Member representing each of Dynavax and Symphony Dynamo participating in such Scheduled Meeting or Ad Hoc Meeting, as the case may be. Each Party may allocate its three (3) votes among its attending Development Committee Members
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Annex B to the
Amended and Restated R&D Agreement

2

in any manner, at such Party’s discretion. If only one (1) Development Committee Member is attending on behalf of a given Party, such Development Committee Member may cast all the votes allocated to such Party. Unless otherwise specified herein, all actions taken by the Development Committee as a committee shall be by majority vote. If the Development Committee Members reach a deadlock on any vote, then such deadlock shall be resolved in accordance with Paragraph 11 of this Development Committee Charter.

9.	Notwithstanding anything herein to the contrary, during the Term, this Development Committee Charter may be amended only with the unanimous approval of the Development Committee Members and the consent of the Symphony Dynamo Board.

10.	The Chair, or such person as the Chair may designate, shall prepare, and distribute to all Development Committee Members, draft committee minutes within a reasonable period of time following each Scheduled Meeting or Ad Hoc Meeting.

11.	If the Development Committee is unable to decide by a majority vote on any issue within the scope of its authority and duties, then the Development Committee shall promptly raise such issue to the chief executive officers (or equivalent officer) of Dynavax and Symphony Dynamo. The chief executive officers shall have [ * ] days to mutually agree on how to resolve such issue. If the Parties’ chief executive officers are unable to resolve such issue within the [ * ] day period, then [ * ].
Authority and Duties
12.	The Development Committee shall, using the Initial Development Plan and the Initial Development Budget as a basis, continue to develop and refine the Development Plan and Development Budget, and shall, at the request of the Symphony Dynamo Board, submit each for review by the Symphony Dynamo Board at the first meeting of the Symphony Dynamo Board, as provided in Section 4.1 of the Amended and Restated Research and Development Agreement. Following the Symphony Dynamo Board’s review, the Development Committee shall work diligently to incorporate the comments generated by such review in order to complete the Development Plan and Development Budget as soon as practicable and, upon completion, shall then submit the Development Plan and the Development Budget to the Symphony Dynamo Board for approval. The Development Committee shall thereafter continue to develop and refine the Development Plan and the Development Budget, and shall conduct a comprehensive review of each on an annual basis. In addition, the Development Committee shall decide on any other matters relating to the Development Plan and the Development Budget that may arise, including (i) responding to requests for amendments to the Development Plan and/or the Development Budget from RRD or Dynavax, (ii) the selection of ISSs that have TLR-9 activity for inclusion
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex B to the
Amended and Restated R&D Agreement

3

in the Development Plan, (iii) within [ * ] of the Development Committee becoming aware that the Purchase Option will or has expired unexercised, or will or has been terminated, the Development Committee shall, for each ISS previously selected as a Selected ISS for inclusion in any Development Plan, select [ * ] additional ISSs that have TLR-9 activity (other than Non-Symphony Dynamo ISSs) as backup ISSs to also be deemed Selected ISSs, and (iv) addressing all other matters that are identified in the Operative Documents or the Symphony Dynamo Charter as requiring the approval of the Development Committee (including, but not limited to, the approval of any new, or the amendment or termination of any existing, Subcontracting Agreement). Unless otherwise approved pursuant to Paragraph 11 hereof, or discontinued or modified pursuant to Sections 4.2(c) or 5.1 of the Amended and Restated Research and Development Agreement, no material change to the Development Plan or Development Budget will be adopted by Symphony Dynamo unless and until the Development Committee approves such change.

13.	The Development Committee shall report at least quarterly to the Symphony Dynamo Board regarding progress relative to the Development Plan and the Development Budget, and any changes in the Development Plan and/or Development Budget, and shall respond promptly to any reasonable requests for additional information made by the Symphony Dynamo Board. The Development Committee shall also submit its material decisions regarding the Development Plan and Development Budget to the Symphony Dynamo Board, including regulatory strategies and discontinuation or modification of the Programs.

14.	The Development Committee shall continuously evaluate the funding requirements of the Programs, and shall recommend to the Symphony Dynamo Board an appropriate date to request that Holdings submit to Investors a Funding Notice with respect to a request for the Additional Funds, and that Holdings make an additional capital contribution to Symphony Dynamo from the funds Holdings receives from Investors pursuant thereto.
          The foregoing list of duties is not exhaustive, and the Development Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties and the furtherance of the development of Programs, including as may be required under any Operative Document. In no event shall the Development Committee have the power to amend any of the Operative Documents. The Development Committee shall have the power to delegate its authority and duties to sub-committees as it deems appropriate; provided, however, that any such sub-committee shall have at least one (1) Development Committee Member who is appointed to the Development Committee by the Symphony Dynamo Board and at least one Development Committee Member who is appointed by Dynavax.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex B to the
Amended and Restated R&D Agreement

4

ANNEX C
INITIAL DEVELOPMENT PLAN
[ * ]
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Annex C to the
Amended and Restated R&D Agreement

ANNEX D
INITIAL DEVELOPMENT BUDGET
[ * ]
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Annex D to the
Amended and Restated R&D Agreement

ANNEX E
PAYMENT TERMS
1.	[ * ]

2.	[ * ]

3.	[ * ]

4.	Invoices must be submitted by Dynavax to Symphony Dynamo by the [ * ] day of each month. Invoices not received by Symphony Dynamo on the required date may result in delays in payment to Dynavax.

5.	Prior to any payments being made to Dynavax, Dynavax agrees to complete a W-9 form and supply Dynavax’s social security or TIN number to Symphony Dynamo, as appropriate, or supply a written declaration of foreign resident status and ineligibility for U.S. withholding taxes. Dynavax is responsible for maintaining adequate records for tax purposes. If Dynavax requests summaries or break-downs of compensation in addition to the 1099 form or analogous form that Symphony Dynamo provides, Symphony Dynamo will charge Dynavax a fee for preparing the requested documents, based on the amount of time expended by Symphony Dynamo.

6.	Symphony Dynamo shall pay each invoice within [ * ] days of receipt. All fees will be payable in US Dollars. If Symphony Dynamo disputes in good faith any portion of an invoice, then Symphony Dynamo shall pay the undisputed amounts as set forth in the preceding sentence and the Parties shall use good faith efforts to reconcile the disputed amount as soon as practicable.

7.	Dynavax will mail invoices to Symphony Dynamo at the following address:
Symphony Dynamo, Inc.
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn: Accounts Payable
8.	All payments to Dynavax shall be sent to Dynavax by wire transfer to the following account:
Account:
Bank:

ABA Routing:
Account number:
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.